UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

September 14, 2012
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Delphi Automotive PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courtney Road Hoath Way Gillingham, Kent ME8 0RU United Kingdom
(Address of Principal Executive Offices)(Zip Code)
(Registrant’s Telephone Number, Including Area Code) 011-44-163-423-4422
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 14, 2012, Delphi Corporation (the “Borrower"), a wholly-owned U.S. subsidiary of Delphi Automotive PLC, entered into a restatement agreement, dated as of September 14, 2012, among Delphi Corporation, Delphi Automotive PLC (the “Company”), Delphi Automotive LLP, Delphi Automotive Holdings US Limited, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (the “Restatement Agreement”) which amended and restated its existing Credit Agreement with JPMorgan Chase Bank, N.A., dated May 17, 2011 (as amended), as lead arranger and administrative agent. Under the terms of the Restatement Agreement, the Borrower increased its borrowing capacity under its senior secured 5-year term A loan by $363 million, which will be used in connection with financing the acquisition of FCI Group's Motorized Vehicles Division. This additional borrowing is available as a delayed draw facility on and after closing for 30 days.
In addition, the Restatement Agreement contains revised operating covenants, enhancing the Company's financial flexibility. The modifications include: (i) increased access to additional term loan facilities under certain conditions, (ii) additional flexibility to incur additional indebtedness and to pay dividends, or to make other distributions or redemptions/repurchases, in respect of the Company's equity interests, and (iii) additional flexibility to invest in foreign subsidiaries.
The description of the Restatement Agreement contained herein is qualified in its entirety by reference to the Restatement Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Description

10.1
Restatement Agreement to Amended and Restated Credit Agreement dated as of September 14, 2012, among Delphi Corporation, Delphi Automotive PLC, Delphi Automotive LLP, Delphi Automotive Holdings US Limited, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 14, 2012	DELPHI AUTOMOTIVE PLC

		By:	/s/Kevin P. Clark
Kevin P. Clark
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1
Restatement Agreement to Amended and Restated Credit Agreement dated as of September 14, 2012, among Delphi Corporation, Delphi Automotive PLC, Delphi Automotive LLP, Delphi Automotive Holdings US Limited, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.